UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 1, 2012

HYDE PARK ACQUISITION CORP. II

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35576	27-5156956
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

500 Fifth Avenue, 50th Floor, New York, New York 10110

(Address of Principal Executive Offices) (Zip Code)

(212) 644-3450

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 1.01              Entry into a Material Definitive Agreement.

On August 1, 2012, the registration statement (SEC File No. 333-174030) (the “Registration Statement”) for Hyde Park Acquisition Corp. II’s (the “Company”) initial public offering (“IPO”) was declared effective by the Securities and Exchange Commission. In connection therewith, the Company entered into the following agreements:

•	An Underwriting Agreement between the Company and Deutsche Bank Securities Inc.;

•	An Investment Management Trust Agreement between the Company and Continental Stock Transfer & Trust Company;

•	A Stock Escrow Agreement among the Company, Continental Stock Transfer & Trust Company and each initial stockholder of the Company;

•	A Registration Rights Agreement between the Company and each initial stockholder of the Company;

•	Letter Agreements with each of the Company’s officers, directors and initial stockholders; and

•	Subscription Agreements between the Company, Graubard Miller (as escrow agent) and each purchaser of Sponsors’ Shares (defined below).

The terms of the foregoing agreements are set forth in the Registration Statement and are incorporated herein by reference.

Item 3.02              Unregistered Sales of Equity Securities.

The disclosure under Item 8.01 below is incorporated herein by reference.

Item 8.01.             Other Events.

On August 7, 2012, the Company consummated the IPO of 7,500,000 shares of common stock, $.0001 par value per share (“Common Stock”). The shares of Common Stock were sold at an offering price of $10.00 per share, generating gross proceeds of $75,000,000.

Simultaneously with the consummation of the IPO, the Company consummated the private placement (“Private Placement”) of 693,750 shares of Common Stock (“Sponsors’ Shares”) at a price of $10.00 per share, generating total proceeds of $6,937,500, to its initial stockholders. The Sponsors’ Shares are identical to the shares of Common Stock sold in the IPO. However, the purchasers have agreed (A) to vote their Sponsors’ Shares in favor of any proposed business combination, and (B) not to convert any Sponsors’ Shares in connection with a stockholder vote to approve the Company’s proposed initial business combination or to sell any Sponsors’ Shares to the Company pursuant to any tender offer in connection with an initial business combination. Additionally, the purchasers have agreed not to transfer, assign or sell any of the Sponsors’ Shares (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination.

A copy of the press release issued by the Company announcing the consummation of the IPO is included as Exhibit 99.1 to this Current Report on Form 8-K.

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Item 9.01.               Financial Statement and Exhibits.

(d)             Exhibits:

Exhibit	Description

10.1	Underwriting Agreement, dated as of August 1, 2012, between the Company and Deutsche Bank Securities Inc. as representative of the several underwriters (incorporated by reference to Exhibit 1.1 filed with Amendment No. 7 of the Company’s Registration Statement on Form S-1 filed on June 15, 2012)

10.2	Investment Management Trust Agreement between the Company and Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 10.2 filed with Amendment No. 5 of the Company’s Registration Statement on Form S-1 filed on May 15, 2012)

10.3	Stock Escrow Agreement among the Company, Continental Stock Transfer & Trust Company and each initial stockholder of the Company (incorporated by reference to Exhibit 10.3 filed with Amendment No. 5 of the Company’s Registration Statement on Form S-1 filed on May 15, 2012)

10.4	Registration Rights Agreement between the Company and each initial stockholder of the Company

10.5	Letter Agreements with each of the Company’s officers, directors and initial stockholders (incorporated by reference to Exhibit 10.1 filed with Amendment No. 5 of the Company’s Registration Statement on Form S-1 filed on May 15, 2012)

10.6	Subscription Agreements between the Company, Graubard Miller (as escrow agent) and each purchaser of Sponsors’ Shares (incorporated by reference to Exhibit 10.6 filed with Amendment No. 5 of the Company’s Registration Statement on Form S-1 filed on May 15, 2012)

99.1	Press Release Announcing Consummation of IPO

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 7, 2012

HYDE PARK ACQUISITION CORP. II

By:	/s/ Laurence S. Levy
Name:	Laurence S. Levy
Title:	Chief Executive Officer

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EXHIBIT INDEX

Exhibit	Description

10.1	Underwriting Agreement, dated as of August 1, 2012, between the Company and Deutsche Bank Securities Inc. as representative of the several underwriters (incorporated by reference to Exhibit 1.1 filed with Amendment No. 7 of the Company’s Registration Statement on Form S-1 filed on June 15, 2012)

10.2	Investment Management Trust Agreement between the Company and Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 10.2 filed with Amendment No. 5 of the Company’s Registration Statement on Form S-1 filed on May 15, 2012)

10.3	Stock Escrow Agreement among the Company, Continental Stock Transfer & Trust Company and each initial stockholder of the Company (incorporated by reference to Exhibit 10.3 filed with Amendment No. 5 of the Company’s Registration Statement on Form S-1 filed on May 15, 2012)

10.4	Registration Rights Agreement between the Company and each initial stockholder of the Company

10.5	Letter Agreements with each of the Company’s officers, directors and initial stockholders (incorporated by reference to Exhibit 10.1 filed with Amendment No. 5 of the Company’s Registration Statement on Form S-1 filed on May 15, 2012)

10.6	Subscription Agreements between the Company, Graubard Miller (as escrow agent) and each purchaser of Sponsors’ Shares (incorporated by reference to Exhibit 10.6 filed with Amendment No. 5 of the Company’s Registration Statement on Form S-1 filed on May 15, 2012)

99.1	Press Release Announcing Consummation of IPO

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